                                                                    Exhibit 10.3

                       QUANTUM BRIDGE COMMUNICATIONS, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN


     This is the 2000 Employee Stock Purchase Plan of Quantum Bridge Communications, Inc.

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Company intends to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. DEFINITIONS.

          (a) "BOARD" shall mean the Board of Directors of the Company.

          (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "COMMON STOCK" shall mean the Common Stock of the Quantum Bridge Communications, Inc.

          (d) "COMPANY" shall mean Quantum Bridge Communications, Inc. and any Designated Subsidiary of Quantum Bridge Communications, Inc.

          (e) "COMPENSATION" shall mean the amount of money reportable on an Employee's Federal income Tax Withholding Statement (Form W-2) before any withholdings for health insurance or under a Section 401(k), 125, 129 or similar plan, including without limitation, salary, wages, and sales commissions, but excluding overtime, shift premium, bonuses and incentive compensation (other than sales commissions), third party sick or disability pay, allowances or reimbursements for expenses such as relocation allowances or travel expenses, whether specifically designated as such or designated as signing bonuses, income or gains attributable to restricted stock, stock options, stock appreciation rights or other similar equity-based compensation, imputed income or non-cash items, such as life insurance premiums, and similar items, whether or not specifically itemized on the Form W-2.

          (f) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "EMPLOYEE" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year.

          (h) "ENROLLMENT DATE" shall mean the first day of each Offering
Period.

          (i) "EXERCISE DATE" shall mean the last day of each Purchase Period.

          (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

               (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "OFFERING PERIODS" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 15 and August 15 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l) "PLAN" shall mean this 2000 Employee Stock Purchase Plan.

          (m) "PURCHASE PERIOD" shall mean the period commencing the day after an Exercise Date and ending on the Trading Day closest to the day that is six months after the preceding Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the Trading Day that is six months after the Enrollment Date. The duration and timing of Purchase Periods may be changed pursuant to Section 4 of the Plan.

          (n) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (o) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "SUBSIDIARY" shall mean any present or future subsidiary corporation as defined in Section 424(f) of the Code.

          (q) "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3. ELIGIBILITY.

          (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan; provided, however, that an Employee may not participate in more than one Offering Period at the same time.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan:

               (1) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or of any Subsidiary and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary; or

               (2) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. In the event that an Employee may not be granted an option under the Plan because of the foregoing restrictions, the Employee shall be granted an option to purchase the maximum number of shares that would not violate the foregoing restrictions.

     4. OFFERING PERIODS. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 15 and August 15 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof, provided, however, that (i) the first Offering Period under the Plan (the "First Offering Period") shall commence upon the effectiveness of a registration statement filed by the Company pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission for an initial public offering of shares of Common Stock and (ii) the First Offering Period shall terminate on the last trading day prior to the February 15 or the August 15 that is closest to the twenty-four month anniversary of the commencement of the First Offering Period, provided that the First Offering Period shall not be longer than twenty-seven months. The Board shall have the power to change the duration of Offering Periods and Purchase Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval.

     5. PARTICIPATION.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of EXHIBIT A to this Plan and filing it on or prior to the applicable Enrollment Date with the Company's payroll office or such other office as the Company may direct.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6. PAYROLL DEDUCTIONS.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding twenty percent (20%) of the Compensation which he or she receives on each pay day during the Offering Period. Such payroll deductions shall be in whole percentages only.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in payroll deduction rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) At the time the option is exercised, in whole or in part, or at the time any of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or other disposition of Common Stock by the Employee.

     7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase (at the applicable Purchase Price) up to a whole number of shares of the Company's Common Stock the ("Option Shares") determined by dividing $50,000 by the Fair Market Value of a share of Common Stock on the Enrollment Date (subject to any adjustment pursuant to Section 18), and provided that such purchase shall be subject to the limitations set forth in Sections
3(b) and 12 hereof. The option shall be exercisable as to 25% of the Option Shares on each Exercise Date during the Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on each Exercise Date during the Offering Period, and a number of full shares not exceeding the number of shares as to which such participant's option is exercisable on such Exercise Date shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased. Any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share of Common Stock shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant or to his or her designee, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing certificates.

     10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of EXHIBIT B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 14 hereof, and such participant's option shall be automatically terminated. If, prior to the last day of the Offering Period, the Designated Subsidiary by which the Employee is employed shall cease to be a Subsidiary of the Company, or if the Employee is transferred to a

Subsidiary of the Company that is not a Designated Subsidiary, the Employee shall be deemed to have terminated employment for purposes of this Plan.

          (c) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods.

     11. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12. STOCK.

          (a) Subject to adjustment as provided in Section 18(a) hereof, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, provided, however, that an annual increase to the number of shares of Common Stock available for issuance under the Plan shall be added on January 1 of each year beginning on January 1, 2002 equal to the lesser of (i) 2% of the total outstanding shares of the Company on such date and (ii) an amount determined by the Board. Notwithstanding the foregoing, in no event shall the aggregate number of shares of Common Stock available for issuance under the Plan exceed 10,000,000 shares of Common Stock. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     14. DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. The maximum number of shares of Common Stock available for sale under the Plan, the Reserves, the maximum number of shares each participant may purchase during each Purchase Period (pursuant to Section 7), as well as the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option granted hereunder.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c) REORGANIZATION EVENTS.

               (1) DEFINITION. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property, (b) any exchange of shares of the Company for cash, securities or other property pursuant to a share exchange transaction, or (c) any sale of all or substantially all of the assets of the Company, each while unexercised options remain outstanding under the Plan.

               (2) CONSEQUENCES OF A REORGANIZATION EVENT ON OPTIONS. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an option shall be considered to be assumed if, following consummation of the Reorganization Event, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

     Notwithstanding the foregoing, in the event that the acquiring or succeeding corporation refuses to assume, or substitute for, the options, any Offering Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), determined by the Board. The New Exercise Date shall be before the date of the proposed Reorganization Event. The Board shall notify each participant in writing at least ten (10) business days prior to the New Exercise Date that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     19. AMENDMENT OR TERMINATION.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with
Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     22. EFFECTIVE DATE. The Plan shall become effective upon the effectiveness of a registration statement filed by the Company pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission for an initial public offering of shares of Common Stock, provided, however, that the Plan shall not become effective prior to the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company.

     23. AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. To the extent permitted by any applicable laws, regulations, or rules of the established stock exchange, national market system, or over-the-counter market on which the Common Stock trades, if the Fair Market Value of the Common Stock on the Enrollment Date of the next Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of any current Offering Period, then all participants in such current Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on the Exercise Date and shall be automatically re-enrolled in the next Offering Period as of the first day thereof.

     24. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on an established stock exchange or quotation on a national market system or an over the counter market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance, or sale of such stock.

     25. SPECIAL PROVISIONS FOR FIRST PLAN PERIOD. The following provisions of this Section 25 shall apply with respect to the first Purchase Period of the First Offering Period (the "First Plan Period") notwithstanding any provision of the Plan to the contrary:

          (a) Every eligible Employee shall automatically become a participant in the Plan for the First Plan Period at the highest percentage of Compensation permitted under Section 6. No payroll deductions shall be required for the First Plan Period; however, a participant may, at any time after the effectiveness of the Plan's Registration Statement on Form S-8, elect to have payroll deductions up to the aggregate amount which would have been credited to his or her account if a deduction of twenty percent (20%) of the Compensation which he or she received on each pay day during the First Plan Period had been made (the "Maximum Amount") or decline to participate by filing an appropriate subscription agreement.

          (b) Upon the automatic exercise of a participant's option on the Exercise Date for the First Plan Period, a participant shall be permitted to purchase shares with (i) the accumulated payroll deductions in his or her account, if any, (ii) a direct payment from the participant, or (iii) a combination thereof; provided, however that the total amount applied to the purchase may not exceed the Maximum Amount.

     26. GOVERNING LAW. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

     27. SOURCE OF SHARES. Shares may be issued upon exercise of an option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     28. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by participating in the Plan, to promptly give notice to the Company of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of the grant of the option pursuant to which such shares were purchased or within one year of the date of exercise of such option pursuant to which such shares were purchased.

                                    EXHIBIT A


                       QUANTUM BRIDGE COMMUNICATIONS, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                         Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)
_____ Decline Participation


1. ___________________________________________hereby elects to participate in the Quantum Bridge Communications, Inc. 2000 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% (1 to 20%) of my Compensation on each payday during the Offering Period in accordance with the 2000 Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the 2000 Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option on each Exercise Date.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the 2000 Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

5. Shares purchased for me under the 2000 Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):______________________.

6. I hereby agree that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date on which I purchased such shares, I will notify the Company in writing within 30 days after the date of any disposition of my shares.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the 2000 Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


BENEFICIARY:

NAME:
(Please print)
               -----------------------------------------------------
                   (First)         (Middle)               (Last)

--------------------------------     ------------------------------
Relationship                                         Percentage

--------------------------------------------
Address

SECONDARY BENEFICIARY
NAME:
(Please print)
              -------------------------------------------------------
                   (First)         (Middle)               (Last)

------------------------------      -------------------------------
Relationship                                         Percentage

--------------------------------------------
Address


Employee's Social
Security Number:
                 ---------------------------


Employee's Address:

                   --------------------------------------------

                   --------------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:
      ----------------------------------

      ----------------------------------
      Signature of Employee


      --------------------------------------------------------
      Spouse's Signature (If beneficiary other than spouse)

                                    EXHIBIT B


                       QUANTUM BRIDGE COMMUNICATIONS, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



     The undersigned participant in the Offering Period of the Quantum Bridge Communications, Inc. 2000 Employee Stock Purchase Plan which began on _________________ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

         Name and Address of Participant:

         --------------------------------

         --------------------------------

         --------------------------------


         Signature:


         --------------------------------


         Date:
              ---------------------------